UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 18, 2014

E. I. du Pont de Nemours and Company
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-815	51-0014090
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
Of Incorporation)	File Number)	Identification No.)

1007 Market Street
Wilmington, Delaware 19898
(Address of principal executive offices)

Registrant’s telephone number, including area code:   (302) 774-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01    Regulation FD Disclosure

Furnished herewith as Exhibit 99.1 is a presentation which E. I. du Pont de Nemours and Company (“DuPont”) plans to use in whole or in part during interactions with its investors about the Form 10 and related matters in connection with DuPont’s previously communicated plan to separate its Performance Chemicals segment.
The information contained in Item 7.01, including Exhibit 99.1, of this report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and it will not be incorporated by reference into any registration statement or other document filed by the Registrant under the Securities Act of 1933, as amended, or the Exchange Act except as expressly set forth by specific reference in such a filing.

Item 8.01    Other Events

On December 18, 2014, DuPont announced the following in connection with its previously communicated plan to separate its Performance Chemicals segment: a.) the filing of a registration statement on Form 10 with the U.S. Securities and Exchange Commission; b.) The Chemours Company (“Chemours”) as the name of the new Performance Chemicals company; and c.) Chemours’ leadership team. Additionally, DuPont updated its actions related to its redesign initiative as reported on a Current Report on Form 8-K/A filed today under Item 2.05.
A copy of the press release is filed herewith as Exhibit 99.2 and incorporated by reference into this Item 8.01.

Item 9.01    Financial Statements and Exhibits

(d)    Exhibits

99.1    Form 10 Presentation dated December 18, 2014

99.2    Press Release of DuPont dated December 18, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

E. I. DU PONT DE NEMOURS AND COMPANY
(Registrant)

/s/ Barry J. Niziolek
Barry J. Niziolek
Vice President and Controller

December 18, 2014